UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 11, 2017

Zayo Group Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36690	26-1398293
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant's Telephone Number, Including Area Code)

Zayo Group, LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-169979	26-2012549
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ◻ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ◻ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ◻ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ◻ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 11, 2017, Zayo Group Holdings, Inc. (the “Company”) issued a press release announcing the appointment of Matt Steinfort as Chief Financial Officer of the Company effective September 15, 2017, and the departure of Ken desGarennes, current Chief Financial Officer, from the Company following a transition period expected to extend through the filing of the Company’s  Form 10‑Q for the quarter ended December 31, 2017 in February, 2018.  Mr. Steinfort will hold the same title at Zayo Group, LLC (together with the Company, the “Companies”).  A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Mr. Steinfort, age 47, joined the Companies as Executive Vice President, Corporate Strategy, Development and Administration in November, 2016. His responsibilities have included operational finance, investor relations, treasury, strategy, mergers and acquisitions, real estate, and people operations. He joined the Companies from Envysion, Inc., a privately-held video intelligence SaaS company, where he was co-founder and Chief Executive Officer from February 2006 through November 2016.  Prior to Envysion, he was senior vice president of Corporate Strategy at ICG Communications, and held a variety of vice president roles at Level 3 Communications, including Consumer Voice, Corporate Strategy and Development, and Softswitch Strategy and Finance. Earlier in his career, Mr. Steinfort held positions at management consultancy Bain & Company and IT consultancy Cambridge Technology Partners. Mr. Steinfort received a bachelor’s of science in civil engineering and operations research from Princeton University and an MBA from the MIT-Sloan School of Management.

Employment Agreement

In connection with Mr. Steinfort’s appointment as Chief Financial Officer of the Companies, Zayo Group, LLC has entered into an Employment Agreement with Mr. Steinfort dated September 11, 2017 (the “Employment Agreement”). Pursuant to the Employment Agreement, Mr. Steinfort will receive an annual base salary of $240,000, target annual incentive cash compensation (“ICC”) of $300,000 (quarterly targets of $75,000 each), and target annual equity compensation (in the form of restricted stock units (“RSUs”)) of $3,460,000  (with an annual “Part A” RSU target award value of $1,730,000 and an annual “Part B” RSU target award value of $1,730,000).

Pursuant to the Employment Agreement, in the event that, prior to December 31, 2019, Mr. Steinfort is terminated without “cause” (as defined in the Employment Agreement), resigns for “good reason” (as defined in the Employment Agreement), or the Company undergoes a “change of control” (as defined in the Employment Agreement) (any of the following, an “Event,”) the Company shall pay or award to Mr. Steinfort, within sixty days following the date of the Event, either cash, RSUs that vest on the grant date thereof, or a combination of both (at the Company’s sole discretion), with an aggregate value on the payment or grant date equal to the difference between $3,000,000 and the aggregate value of all of the shares of the Company that vested prior to the date of the Event pursuant to RSUs awarded to Mr. Steinfort.

Item 9.01.Financial Statements and Exhibits

(a)Exhibits.  The following exhibit is filed with this Form 8‑K:

Exhibit No.	Description
99.1	Press Release dated September 11, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated September 11, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group Holdings, Inc.

By:	/s/ Ken desGarennes
Name	Ken desGarennes
Title:	Chief Financial Officer

DATED:  September 11, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group, LLC

By:	/s/ Ken desGarennes
Name	Ken desGarennes
Title:	Chief Financial Officer

DATED:  September 11, 2017